Exhibit 10.3

INTERCOMPANY ASSIGNMENT AGREEMENT

THIS INTERCOMPANY ASSIGNMENT AGREEMENT (“Agreement”) is made and entered into by and between:

MARATHON PETROLEUM COMPANY LP (“MPCLP”), and

MARATHON PETROLEUM SUPPLY AND TRADING LLC (“MPST”),

(together, the “Assignee Entities”);

    ST. PAUL PARK REFINING CO. LLC,

TESORO ALASKA COMPANY LLC,

TESORO REFINING & MARKETING COMPANY LLC, and

    WESTERN REFINING COMPANY LLC (formerly known as Western Refining Company L.P.),

    (each a “Legacy Entity” and together, the “Legacy Entities” or “Assignor Entities”); and

    TESORO ALASKA TERMINALS LLC,

TESORO LOGISTICS OPERATIONS LLC, and

WESTERN REFINING TERMINALS LLC,

        (each a “Logistics Entity” and together, the “Logistics Entities”).

WHEREAS, the Legacy Entities and Logistics Entities entered into that certain Terminal Services Agreement dated November 1, 2020, as amended (collectively, the “Terminal Services Agreement”), pursuant to which the Logistics Entities agreed to provide certain terminal services to the Legacy Entities;

WHEREAS, the Assignee Entities and the Legacy Entities (collectively, the “Parties”) have executed this Agreement to document the assignment and assumption of the Terminal Services Agreement and the Logistics Entities do hereby consent to said assignment.

NOW, THEREFORE, the Parties agree as follows:

1.Assignment.

1.1.Effective on May 1, 2023 (the “Transition Date”), the Legacy Entities transfer, assign, grant and convey to the Assignee Entities, as applicable, all of the right, interest and benefit of the Legacy Entities in and to the Terminal Services Agreement subject to Section 1.2 below. Subject to the foregoing, the Assignee Entities accept such assignment and assume and agree to observe, perform and be bound by the conditions and obligations of the Terminal Services Agreement arising on and after the Transition Date. If applicable, any Legacy Entity will remain responsible for any obligations, including but not limited to payment obligations, incurred by that particular Legacy Entity under the Terminal Services Agreement prior to the Transition Date.

1.2.MPST only accepts assignment of the Terminal Services Agreement to the extent it pertains to crude oil and condensate and MPCLP only accepts assignment of the Terminal Services Agreement to the extent it pertains to asphalt, heavy oils, natural gas, natural gas liquids, pet coke, petrochemicals, gasoline, distillates, renewable products and renewable feedstocks. For the avoidance of doubt, commodities pertaining to the Terminal Services Agreement are listed in Schedule 1.1 (A) of the Terminal Services Agreement, as may be amended or further modified from time to time. The Parties will coordinate the allocation of rights and obligations under the Terminal Services Agreement as deemed appropriate.

2.Consent by the Logistics Entities. The Logistics Entities consent to the Legacy Entities’ assignment of the Terminal Services Agreement to the Assignee Entities as set forth in this Agreement.

3.Further Assurances. After the execution of this Agreement and as and when reasonably requested, each of the Parties will execute and deliver, or cause to be executed and delivered, all such documents and instruments and will take or cause to be taken all such further or other actions to implement or give effect to this Agreement, provided such documents, instruments or actions are consistent with the provisions of this Agreement and accepted industry practice. All such further documents, instruments or actions will be delivered or taken for no additional consideration.

4.Entire Agreement. This Agreement contains the entire agreement between the Parties with respect to the subject matter and all proposals, negotiations and representations with reference thereto are merged within.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the dates set forth below.

Assignor Entities (Legacy Entities):		Assignee Entities:
St. Paul Park Refining Co. LLC		Marathon Petroleum Supply and Trading LLC

By:	/s/ Brian K. Partee	By:	/s/ Rick D. Hessling

Name:	Brian K. Partee	Name:	Rick D. Hessling

Title:	Vice President	Title:	President

Tesoro Alaska Company LLC		Marathon Petroleum Company LP
By: MPC Investment LLC, its General Partner

By:	/s/ Brian K. Partee	By:	/s/ Brian K. Partee

Name:	Brian K. Partee	Name:	Brian K. Partee

Title:	Vice President	Title:	Senior Vice President

Tesoro Refining & Marketing Company LLC		Logistics Entities:
Tesoro Alaska Terminals LLC

By:	/s/ Brian K. Partee	By:	/s/ William H Wintrow

Name:	Brian K. Partee	Name:	William H Wintrow

Title:	Vice President	Title:	Director, Business Development

Western Refining Company LLC		Tesoro Logistics Operations LLC

By:	/s/ Brian K. Partee	By:	/s/ William H Wintrow

Name:	Brian K. Partee	Name:	William H Wintrow

Title:	Vice President	Title:	Director, Business Development

Western Refining Terminals LLC

		By:	/s/ William H Wintrow

		Name:	William H Wintrow

		Title:	Director, Business Development